UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 5, 2010

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 222-7170

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Terex Corporation (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated and consolidating financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) to reflect as discontinued operations the Company’s Atlas and Powertrain businesses which were sold in 2010 subsequent to the Company’s filing of the 2009 Form 10-K. This Form 8-K will permit the Company to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the 2009 Form 10-K.

The following Items of the 2009 Form 10-K are being adjusted retrospectively to reflect the impact of accounting for the Atlas and Powertrain businesses as discontinued operations:

•                  Part II. Item 6. Selected Financial Data

•                  Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•                  Part II. Item 8. Financial Statements and Supplementary Data

•                  Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

No Items in the 2009 Form 10-K other than those identified above are being updated by this filing. Information in the 2009 Form 10-K is generally stated as of December 31, 2009 and this filing does not reflect any subsequent information or events other than the reporting of the Atlas and Powertrain businesses as discontinued operations and certain clarifying disclosures regarding the Company’s use of Non-GAAP (U.S. generally accepted accounting principles) financial measures. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 (the “Form 10-Q”) and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K, the Form 10-Q and any other documents the Company has filed with the Securities and Exchange Commission subsequent to February 24, 2010 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2009 Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

12	Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP, Stamford, CT*

99.1	Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009*
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15(a)(1) and (2). Financial Statements and Financial Statement Schedules

99.2	Updated Report of Independent Registered Public Accounting Firm - PricewaterhouseCoopers LLP, Stamford, CT*

101.INS	XBRL Instance Document**

101.SCH	XBRL Taxonomy Extension Schema Document**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document**

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document**

101.LAB	XBRL Taxonomy Extension Label Linkbase Document**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document**

*   Exhibit filed with this documents.

**  Exhibit furnished with this documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2010

TEREX CORPORATION

By:	/s/ Phillip C. Widman
Phillip C. Widman
Senior Vice President and
Chief Financial Officer